Exhibit 10.1

终止协议

TERMINATION AGREEMENT

本终止协议（“本协议”） 由以下各方于2022年9月28日在中华人民共和国（“中国”）上海市签订:

THIS TERMINATION AGREEMENT (this “Agreement”), dated as of September 28, 2022, is entered into, in Shanghai, People’s Republic of China (“PRC” or “China”) by and among:

甲方： 马可思物联技术（上海）有限公司

地址： 上海市徐汇区中山西路2020号502A40室

Party A: Makesi IoT Technology (Shanghai) Co., Ltd.

Address: Room 502A40, No 2020 Zhongshanxi Road, Xuhui District, Shanghai, China

乙方： 四川物格网络游戏有限公司

地址： 四川省成都市成华区荆泰二路11号1层1号

Party B: Sichuan Wuge Network Games Co., Ltd.

Address: No.1, 1st floor, No.11 Jingtaier Road, Chenghua District, Chengdu, Sichuan Province, China

丙方： 以下签字的乙方股东

Party C: The undersigned shareholders of Party B

（甲方、乙方和丙方，合称“各方”，各自称“一方”）。

(Party A, Party B and Party C collectively, the "Parties", and each a "Party").

WHEREAS

鉴于

A.	2020年1月3日，乙方、丙方和第三方签署了《股权处分合同》、《股权质押合同》和《股东表决权委托及财务支持协议》，乙方和第三方签署《技术咨询与服务协议》（上述协议合称“原控制协议”）；2021年1月11日，甲方、乙方、丙方和第三方签署了《股权处分合同之让与协议》、《股权质押合同之让与协议》和《股东表决权委托及财务支持协议之让与协议》，甲方、乙方和第三方签署《咨询服务协议之让与协议》（上述协议合称“让与协议”，与原控制协议，合称“控制协议”）。

On January 3, 2020, Party B, Party C and certain third party entered into an Equity Option Agreement, Equity Pledge Agreement and Voting Rights Proxy and Financial Supporting Agreement, and Party B and certain third party entered into Technical Consultation and Service Agreement, such agreements, collectively, Original Control Agreements; on January 11, 2021, Party A, Party B, Party C and certain third party entered into an Agreement to Assign Equity Option Agreement, Agreement to Assign Equity Pledge Agreement and Agreement to Assign Voting Rights Proxy and Financial Supporting Agreement, and Party A, Party B and certain third party entered into an Agreement to Assign Technical Consultation and Service Agreement, such agreements, collectively, Assign Agreements, together with Original Control Agreement, collectively the "Control Agreements";

B.	各方有意终止所有控制协议项下的权利与义务。

Each of the Parties intends to terminate all of the rights and obligations Control Agreements.

现，因此，各方同意如下：

NOW, THEREFORE, the Parties hereby agree as follows:

1.            本协议中的定义词语或术语具有控制协议相同的含义。如果本协议和控制协议有冲突，本协议优先。

Words and expressions defined in the Control Agreements shall have the same meanings when used herein. In the event of any conflict between this Agreement and the Control Agreements, this Agreement shall control.

2.            各方同意自各方签署本协议时终止控制协议。

The Parties agree to terminate the Control Agreements taking effect on the execution of this Agreement by the Parties.

3.            丙方同意在签署本协议后15天内，将2020年1月24 日由Code Chain New Continent Limited，甲方的间接母公司，发给丙方的作为签署控制协议对价的共四百万股的Code Chain New Continent Limited的普通股取消，基于本协议签字日前三十（30）个交易日的平均价$0.237。

Party C agree to cause a total of 4,000,000 shares of common stock of Code Chain New Continent Limited, an indirect parent company of Party A, based on the average closing price of $0.237 of the Company during the thirty (30) trading days immediately prior to the date hereof, which were issued to Party C and their assigns on January 24, 2020 as consideration for entering into the Control Agreement, to be cancelled within fifteen (15) days from the date of this Agreement.

4.            本协议应自各方签署起生效，并且，与此同时，各方控制协议项下权利与义务终止，包括但不限于甲方、乙方和丙方的所有权利与义务。

This Agreement shall become effective upon the execution by all Parties, and the rights and obligations of each of the Parties therein shall be simultaneously terminated, including without limitation all rights of obligations of each of Party A, Party B and Party C under Control Agreements.

5.            本协议可以通过传真、电传、可移植文档（PDF）（或其他电子传输方式）签署六（6）份，每一份都应被视为原件，共同组成一份相同的交易文书。

This Agreement may be executed and delivered by facsimile, telecopy, portable document format (“PDF”) (or other electronically transmitted) signature and in six (6) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.            本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

7.            因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后三十（30）天之内争议仍然得不到解决，则任何一方均可将有关争议提交给位于上海的中国国际经济贸易仲裁委员会上海分会，由该委员会按照其仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai Branch of China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

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[签字页]

［SIGNATURE PAGES］

兹证明，本协议由各方或者各方的法定代表人签订。

 IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

甲方	马可思物联技术（上海）有限公司
PARTY A:	Makesi IoT Technology (Shanghai) Co., Ltd.

法定代表人/或被授权人(签字)

Legal/Authorized Representative:	/s/ Wei Xu

姓名: 徐蔚

Name: XU, Wei

职务:执行董事

Title: Executive Director

乙方：	四川物格网络游戏有限公司
PARTY B:	Sichuan Wuge Network Games Co., Ltd.

法定代表人/或被授权人（签字）

Legal/Authorized Representative:	/s/ Bibo Lin

姓名: 林碧波

Name: LIN, Bibo

职务:执行董事

Title: Executive Director

Signature Pages of Termination Agreement

［SIGNATURE PAGES］

签字页

乙方:

PARTY C ：

四川物格网络游戏有限公司的股东:

Shareholders of Sichuan Wuge Network Games Co., Ltd.:

签字:	/s/ Wei Xu

By:

姓名: 徐蔚

Name: XU, Wei

签字:	/s/ Bibo Lin

By:

姓名: 林碧波

Name: LIN, Bibo

江苏凌空网络股份有限公司

Jiangsu Lingkong Network Joint Stock Co., Ltd.

法定代表人/或被授权人(签字):	/s/ Wei Xu

Legal/Authorized Representative:

姓名: 徐蔚

Name: XU, Wei

职务:执行董事

Title: Executive Director

安徽数字人网络科技有限公司

Anhui Shuziren Network Technology Co., Ltd.

法定代表人/或被授权人(签字):	/s/ Wei Xu

Legal/Authorized Representative:

姓名: 徐蔚

Name: XU, Wei

职务: 执行董事

Title: Executive Director

Signature Pages of Termination Agreement

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